Intangible assets - Schedule of Intangible assets (Detail)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Finite-lived intangible asset:
Software	¥ 3,641,588	$ 523,081	¥ 2,977,184
Less: Accumulated amortization	(1,974,849)	(283,669)	(1,478,777)
Total finite-lived intangible asset	1,666,739	239,412	1,498,407
Indefinite-lived intangible asset:
License	43,091,503	6,189,707	195,000
Total infinite-lived intangible asset	43,091,503	6,189,707	195,000
Total	¥ 44,758,242	$ 6,429,119	¥ 1,693,407